UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

LEGACY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

99 North Street, Pittsfield, Massachusetts 01201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (413) 443-4421

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 2, 2006, Mr. James J. Mooney retired from the Board of Directors of Legacy Bancorp, Inc. (the “Company”) after attaining the age of 75, which is the mandatory retirement age for directors as defined in the Company’s retirement policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.

Date: February 3, 2006	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer